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For further information contact:

Derek Leckow
Vice President
Investor Relations
(717) 849-7863                            For Immediate Release

DENTSPLY International Reports Record Second Quarter Results

•	Record second quarter net sales grew 30% on a constant currency basis excluding precious metals

•	Record earnings per diluted share of $0.56 on a GAAP reported basis and $0.62 on an adjusted basis

York, PA - July 31, 2012 - DENTSPLY International Inc. (NASDAQ: XRAY) today announced sales and earnings for the three months ended June 30, 2012. Net sales in the second quarter of 2012 increased 25.2% to $763.0 million from $609.4 million in the second quarter of 2011. Net sales, excluding precious metals content, of $698.5 million increased 23.8% from $564.0 million in the second quarter of 2011. Constant currency net sales growth, excluding precious metals content, in the second quarter was 30.0%, driven largely by acquisitions, but also supported by internal sales growth in the U.S., Europe, and Rest of World categories.

Net income attributable to DENTSPLY International for the second quarter of 2012 was $80.8 million, or $0.56 per diluted share, compared to $74.2 million, or $0.52 per diluted share in the second quarter of 2011. On an adjusted basis, excluding certain non-GAAP items, earnings increased to $0.62 per diluted share from $0.56 per diluted share in the second quarter of 2011. A reconciliation of the non-GAAP measure to earnings per share calculated on a GAAP basis is provided in the attached table.

Bret Wise, Chairman and Chief Executive Officer, stated “DENTSPLY continued to deliver strong results in the second quarter with record sales and earnings, and solid sequential improvement in operating margins. Our business continues to perform well, particularly in light of macroeconomic issues in the U.S. and Europe and a significant weakening of the euro during the quarter. In light of the recent trading range of the euro, we are updating our full year adjusted earnings expectations to a range of $2.18 to $2.24 from the prior range of of $2.22 to $2.30 per diluted share.”

Additional Information

A conference call is scheduled to begin today at 8:30 a.m. (Eastern Time) and a live webcast and accompanying slides will be accessible on DENTSPLY's website www.dentsply.com.  In order to participate in the call, dial (888) 801-6497 for domestic calls, or (913) 312-0706 for international calls.  The Conference ID # is 4125185.  At that time, you will be able to discuss second quarter 2012 results with DENTSPLY's Chairman and Chief Executive Officer, Mr. Bret Wise; President and Chief Operating Officer, Mr. Chris Clark; and Senior Vice President and Chief Financial Officer, Mr. William Jellison.

A rebroadcast of the conference call will be available online at the DENTSPLY website www.dentsply.com.  You may also access a dial-in replay for one week following the call at (888) 203-1112 (for domestic calls) or (719) 457-0820 (for international calls), Replay Passcode # 4125185.

DENTSPLY International Inc. is a leading manufacturer and distributor of dental and other healthcare products. The Company believes it is the world's largest manufacturer of professional dental products. For over 110 years, DENTSPLY's commitment to innovation and professional collaboration has enhanced its portfolio of branded consumables and small equipment. Headquartered in the United States, the Company has global operations with sales in more than 120 countries. Visit www.dentsply.com for more information about DENTSPLY and its products.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties. Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental and medical markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions with respect to dental and medical products, outcome of litigation, continued support of our products by influential dental and medical professionals, our ability to successfully integrate acquisitions, risks associated with foreign currency exchange rates, and changes in the general economic environment that could affect the business. Changes in such assumptions or factors could produce significantly different results.

For an additional description of risk factors, please refer to the Company's most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

In addition to the results reported in accordance with US GAAP, the Company provides adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share. These adjusted amounts consist of US GAAP amounts excluding, net of tax (1) acquisition related costs, (2) restructuring and other costs, (3) amortization of purchased intangible assets, (4) orthodontics business continuity costs, (5) income related to credit risk adjustments, (6) certain fair value adjustments at an unconsolidated affiliated company, and (7) income tax related adjustments. Adjusted earnings per diluted common share is calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average common shares outstanding. Adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share are considered measures not calculated in accordance with US GAAP, and therefore are non-US GAAP measures. These non-US GAAP measures may differ from other companies. Income tax related adjustments may include the impact to adjust the interim effective income tax rate to the expected annual effective tax rate.

The Company believes that the presentation of adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share provides important supplemental information to management and investors seeking to understand the Company's financial condition and results of operations. The non-US GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP.

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2012	2011	2012	2011

Net sales	$762,994	$609,443	$1,479,407	$1,179,946
Net sales, excluding precious metal content	698,480	563,990	1,364,105	1,090,995

Cost of products sold	355,525	294,592	679,188	565,111

Gross profit	407,469	314,851	800,219	614,835
% of Net sales	53.4%	51.7%	54.1%	52.1%
% of Net sales, excluding precious metal content	58.3%	55.8%	58.7%	56.4%

Selling, general and administrative expenses	296,034	210,984	600,388	411,751

Restructuring and other costs	2,528	6,863	3,765	7,496

Operating income	108,907	97,004	196,066	195,588
% of Net sales	14.3%	15.9%	13.3%	16.6%
% of Net sales, excluding precious metal content	15.6%	17.2%	14.4%	17.9%

Net interest and other expense	13,321	4,574	27,288	9,159

Income before income taxes	95,586	92,430	168,778	186,429

Provision for income taxes	14,875	17,957	29,590	41,669

Equity in net income (loss) attributable
to unconsolidated affiliated company	1,329	917	(2,919)	93

Net income	82,040	75,390	136,269	144,853
% of Net sales	10.8%	12.4%	9.2%	12.3%
% of Net sales, excluding precious metal content	11.7%	13.4%	10.0%	13.3%

Less: Net income attributable to noncontrolling interests	1,276	1,154	2,220	1,533

Net income attributable to DENTSPLY International	$80,764	$74,236	$134,049	$143,320

% of Net sales	10.6%	12.2%	9.1%	12.1%
% of Net sales, excluding precious metal content	11.6%	13.2%	9.8%	13.1%

Earnings per common share:
Basic	$0.57	$0.53	$0.95	$1.01
Dilutive	$0.56	$0.52	$0.93	$1.00

Cash dividends declared per common share	$0.055	$0.050	$0.110	$0.100

Weighted average common shares outstanding:
Basic	141,737	141,052	141,729	141,331
Dilutive	143,863	143,373	143,908	143,694

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2012	2011
Assets

Current Assets:

Cash and cash equivalents	$53,210	$77,128
Accounts and notes receivable-trade, net	462,233	427,709
Inventories, net	403,195	361,762
Prepaid expenses and other current assets	186,544	146,304
Total Current Assets	1,105,182	1,012,903

Property, plant and equipment, net	587,285	591,445
Identifiable intangible assets, net	947,747	791,100
Goodwill, net	2,036,084	2,190,063
Other noncurrent assets, net	194,458	169,887

Total Assets	$4,870,756	$4,755,398

Liabilities and Equity

Current liabilities	$748,203	$724,073
Long-term debt	1,482,783	1,490,010
Deferred income taxes	334,673	249,822
Other noncurrent liabilities	316,098	407,342
Total Liabilities	2,881,757	2,871,247

Total DENTSPLY International Equity	1,951,569	1,848,077
Noncontrolling interests	37,430	36,074
Total Equity	1,988,999	1,884,151

Total Liabilities and Equity	$4,870,756	$4,755,398

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Three Months Ended June 30, 2012
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$108,907	15.6%

Amortization of Purchased Intangible Assets	12,685	1.9%

Acquisition-Related Activities	4,902	0.7%

Restructuring and Other Costs	2,910	0.4%

Orthodontics Business Continuity Costs	345	—%

Adjusted Non-GAAP Operating Income	$129,749	18.6%

Three Months Ended June 30, 2011
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$97,004	17.2%

Acquisition-Related Activities	5,866	1.0%

Amortization of Purchased Intangible Assets	2,245	0.4%

Restructuring and Other Costs	997	0.2%

Orthodontics Business Continuity Costs	720	0.1%

Adjusted Non-GAAP Operating Income	$106,832	18.9%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Six Months Ended June 30, 2012
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$196,066	14.4%

Amortization of Purchased Intangible Assets	28,047	2.1%

Acquisition-Related Activities	12,436	1.0%

Restructuring and Other Costs	4,640	0.3%

Orthodontics Business Continuity Costs	961	—%

Adjusted Non-GAAP Operating Income	$242,150	17.8%

Six Months Ended June 30, 2011
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$195,588	17.9%

Acquisition-Related Activities	5,992	0.6%

Amortization of Purchased Intangible Assets	4,511	0.4%

Restructuring and Other Costs	1,505	0.1%

Orthodontics Business Continuity Costs	720	0.1%

Adjusted Non-GAAP Operating Income	$208,316	19.1%

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Three Months Ended June 30, 2012
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$80,764	$0.56

Amortization of Purchased Intangible Assets, Net of Tax	9,007	0.06

Acquisition -Related Activities, Net of Tax and Non-Controlling Interests	2,993	0.02

Restructuring and Other Costs, Net of Tax	1,990	0.02

Orthodontics Business Continuity Costs, Net of Tax	213	—

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	(1,062)	(0.01)

Income Tax-Related Adjustments	(5,378)	(0.03)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$88,527	$0.62

Three Months Ended June 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$74,236	$0.52

Acquisition -Related Activities, Net of Tax	6,164	0.04

Amortization of Purchased Intangible Assets, Net of Tax	1,497	0.01

Restructuring and Other Costs, Net of Tax	591	0.01

Orthodontics Business Continuity Costs, Net of Tax	442	0.01

Credit Risk Adjustment to Outstanding Derivatives, Net of Tax	(783)	(0.01)

Income Tax-Related Adjustments	(977)	(0.01)

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	(1,180)	(0.01)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$79,990	$0.56

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Six Months Ended June 30, 2012
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$134,049	$0.93

Amortization of Purchased Intangible Assets, Net of Tax	19,989	0.14

Acquisition -Related Activities, Net of Tax	7,789	0.05

Loss on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	3,595	0.03

Restructuring and Other Costs, Net of Tax	3,154	0.02

Orthodontics Business Continuity Costs, Net of Tax	621	—

Income Tax-Related Adjustments	(5,414)	(0.03)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$163,783	$1.14

Six Months Ended June 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$143,320	$1.00

Acquisition -Related Activities, Net of Tax	6,241	0.05

Amortization of Purchased Intangible Assets, Net of Tax	3,006	0.02

Restructuring and Other Costs, Net of Tax	874	0.01

Orthodontics Business Continuity Costs, Net of Tax	442	—

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company, Net of Tax	(260)	—

Income Tax-Related Adjustments	(781)	(0.01)

Credit Risk Adjustment to Outstanding Derivatives, Net of Tax	(783)	(0.01)

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$152,059	$1.06

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Three Months Ended June 30, 2012
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$95,586	$(14,875)	15.6%

Amortization of Purchased Intangible Assets	12,685	(3,678)

Acquisition-Related Activities	4,902	(1,909)

Restructuring and Other Costs	2,910	(920)

Orthodontics Business Continuity Costs	345	(132)

Loss on Fair Value Adjustments at an Unconsolidated Affiliated Company	(95)	29

Income Tax-Related Adjustments	—	(5,378)

As Adjusted - Non-GAAP Operating Results	$116,333	$(26,863)	23.1%

Three Months Ended June 30, 2011
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$92,430	$(17,957)	19.4%

Acquisition-Related Activities	6,265	(488)

Amortization of Purchased Intangible Assets	2,245	(746)

Restructuring and Other Costs	997	(407)

Orthodontics Business Continuity Costs	720	(278)

Credit Risk Adjustment to Outstanding Derivatives	(1,275)	492

Income Tax-Related Adjustments	—	(977)

As Adjusted - Non-GAAP Operating Results	$101,382	$(20,361)	20.1%

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Six Months Ended June 30, 2012
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$168,778	$(29,590)	17.5%

Amortization of Purchased Intangible Assets	28,047	(8,058)

Acquisition-Related Activities	12,436	(4,647)

Restructuring and Other Costs	4,640	(1,486)

Orthodontics Business Continuity Costs	961	(340)

Loss on Fair Value Adjustments at an Unconsolidated Affiliated Company	178	(54)

Income Tax-Related Adjustments	—	(5,414)

As Adjusted - Non-GAAP Operating Results	$215,040	$(49,589)	23.1%

Six Months Ended June 30, 2011
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - GAAP Operating Results	$186,429	$(41,669)	22.4%

Acquisition-Related Activities	6,391	(538)

Amortization of Purchased Intangible Assets	4,511	(1,505)

Restructuring and Other Costs	1,505	(631)

Orthodontics Business Continuity Costs	720	(278)

Credit Risk Adjustment to Outstanding Derivatives	(1,275)	492

Income Tax-Related Adjustments		(781)

As Adjusted - Non-GAAP Operating Results	$198,281	$(44,910)	22.6%